UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 4, 2017

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17870 Castleton Street, Suite 250 City of Industry, CA	91748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	626-964-5788

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 4, 2017, Marina Biotech, Inc. (the “Company”) entered into a Line Letter with Autotelic Inc. (“Autotelic”) pursuant to which Autotelic offered to the Company an unsecured line of credit in an amount not to exceed $500,000, to be used for current operating expenses of the Company. Autotelic will consider requests for advances under the Line Letter until September 1, 2017. Autotelic shall have the right at any time for any reason in its sole and absolute discretion to terminate the line of credit available under the Line Letter or to reduce the maximum amount available thereunder without notice to the Company or any other person; provided, that Autotelic agreed that it shall not demand the repayment of any advances that are made to the Company under the Line Letter prior to the earlier of: (i) October 1, 2017; and (ii) the date on which (x) the Company makes a general assignment for the benefit of its creditors, (y) the Company applies for or consents to the appointment of a receiver, a custodian, a trustee or liquidator of all or a substantial part of its assets or (z) the Company ceases operations. Advances made under the Line Letter shall bear interest at the rate of five percent (5%) per annum, shall be evidenced by the Demand Promissory Note issued by the Company to Autotelic, and shall be due and payable upon demand by Autotelic.

Autotelic is a stockholder of the Company, and an entity of which Dr. Trieu, the Chairman of the Board of Directors of the Company, serves as Chairman of the Board. Previously on November 15, 2016, the Company entered into a Line Letter with Dr. Trieu, pursuant to which Dr. Trieu offered to the Company an unsecured line of credit in an amount not to exceed $540,000.

The foregoing description of the Line Letter and the Demand Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Line Letter and the Demand Promissory Note, a copy of each of which is filed as Exhibit 10.2 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.1	Form of Demand Promissory Note issued by Marina Biotech, Inc. to Autotelic Inc.

10.1	Line Letter dated April 1, 2017 from Autotelic Inc. to Marina Biotech Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

April 6, 2017	By:	/s/ Joseph W. Ramelli
	Name:	Joseph W. Ramelli
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Demand Promissory Note issued by Marina Biotech, Inc. to Autotelic Inc.

10.1	Line Letter dated April 1, 2017 from Autotelic Inc. to Marina Biotech Inc.